UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2012

Commission File Number 1-9929

Insteel Industries, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	56-0674867
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1373 Boggs Drive, Mount Airy, North Carolina	27030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 786-2141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

Insteel Industries, Inc. (the “Company”) held its 2012 Annual Meeting of Shareholders (the “Annual Meeting”) on February 21, 2012. Set forth below is a brief description of each item submitted to a vote of the shareholders at the Annual Meeting and the final voting results for each item. A more complete description of each item is set forth in the Company’s proxy statement for the Annual Meeting.

Item Number One – Election of Directors

Each of the three nominees named in the proxy statement for the Annual Meeting were elected by the shareholders to the Board for three-year terms based on the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Duncan S. Gage	14,864,015	96,278	1,192,967
Charles B. Newsome	13,202,425	1,757,868	1,192,967
H. O. Woltz III	13,392,454	1,567,838	1,192,967

Item Number Two – Advisory Vote on the Compensation of the Company’s Executive Officers

The compensation of the Company’s executive officers was approved, on an advisory basis, by the shareholders based on the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,001,573	119,037	839,679	1,192,971

Item Number Three – Approval of an Amendment to the 2005 Equity Incentive Plan of Insteel Industries, Inc. (the “Plan”)

The shareholders approved the proposal to increase by 900,000 shares (subject to adjustment as provided in the Plan) the total number of shares authorized for issuance under the Plan, by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,408,082	720,763	831,444	1,192,971

Item Number Four – Ratification of the Appointment of Grant Thornton LLP

The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2012 was ratified by the shareholders based on the following vote:

Votes For	Votes Against	Abstentions
15,636,989	510,144	6,128

Item 8.01. Other Events

On February 21, 2012, the Company issued a press release announcing that the Board had declared a quarterly cash dividend of $0.03 per share payable on March 30, 2012 to shareholders of record as of March 16, 2012. A copy of this release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

While the Company intends to pay regular quarterly cash dividends for the foreseeable future, the declaration and payment of future dividends, if any, are discretionary and will be subject to determination by the Board each quarter after taking into account various factors, including general business conditions and the Company’s financial condition, operating results, cash requirements and expansion plans.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s intent and ability to pay future dividends. Although the Company believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, such forward-looking statements are subject to a number of risks and uncertainties, and the Company can provide no assurances that such plans, intentions or expectations will be implemented or achieved. Many of these risks and uncertainties are discussed in detail in the Company’s reports and statements that it files with the U.S. Securities and Exchange Commission, in particular in its Annual Report on Form 10-K for the year ended October 1, 2011. You should carefully review these risks and uncertainties.

All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. All forward-looking statements speak only to the respective dates on which such statements are made and the Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as may be required by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press release dated February 21, 2012 announcing declaration of a quarterly cash dividend of $0.03 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSTEEL INDUSTRIES, INC.
Registrant

Date: February 22, 2012	By:	/s/ James F. Petelle
James F. Petelle
Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated February 21, 2012 announcing declaration of a quarterly cash dividend of $0.03 per share.